UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2003

SOUTHWEST BANCORPORATION OF TEXAS, INC.

(Exact name of registrant as specified in charter)

Texas (State of Incorporation)	000-22007 (Commission File No.)	76-0519693 (I.R.S. Employer Identification No.)

4400 POST OAK PARKWAY HOUSTON, TEXAS (Address of Principal Executive Offices)	77027 (Zip Code)

(713) 235-8800
(Registrant’s Telephone Number, Including Area Code)

TABLE OF CONTENTS

Item 7 (c). Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release dated March 10, 2003
EX-99.2 Presentation dated March 11, 2003

Item 7 (c). Exhibits.

Exhibit 99.1 Press Release dated March 10, 2003.

Exhibit 99.2 Presentation dated March 11, 2003.

Item 9. Regulation FD Disclosure.

     On March 10, 2003, Southwest Bancorporation of Texas, Inc. (the “Company”) issued a press release announcing the signing of a definitive merger agreement between the Company and Maxim Financial Holdings, Inc. Upon completion of the merger, Maxim Financial Holdings, Inc. will become part of Southwest Bancorporation of Texas, Inc., the holding company for Southwest Bank of Texas N.A. The merger, which will be an all-cash transaction, is valued at $63 million and is expected to close in the third quarter.

     On March 11, 2003 at 10:30 a.m. CST the Company held a conference call to discuss the merger. Certain data presented at the conference call is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST BANCORPORATION OF TEXAS, INC

Dated: March 12, 2003.	By:	/s/ JOHN MCWHORTER

R. John McWhorter Senior Vice President and Controller

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INDEX TO EXHIBITS

Exhibit	Description

99.1	Press Release dated March 10, 2003.
99.2	Presentation dated March 11, 2003.

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